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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in this Registration Statement of Williams-Sonoma, Inc. on Form S-8 of our report dated March 25, 1998, appearing in the Annual Report on Form 10-K of Williams-Sonoma, Inc. for the fiscal year ended February 1, 1998.



/s/ Deloitte & Touche LLP
-----------------------------------


San Francisco, California
June 30, 1998